UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09013

Eaton Vance Senior Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

June 30

Date of Fiscal Year End

June 30, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Senior Income Trust (EVF)

Annual Report

June 30, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2013

Eaton Vance

Senior Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	41

Federal Tax Information	42

Dividend Reinvestment Plan	43

Board of Trustees’ Contract Approval	45

Management and Organization	48

Important Notices	51

Eaton Vance

Senior Income Trust

June 30, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market performed solidly during the Fund’s fiscal year. Following a strong performance in 2012, momentum continued in the asset class during the first five months of 2013.

In late May 2013, however, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that quantitative easing—the Fed’s monthly purchase of about $85 billion in U.S. Treasuries and agency mortgage-backed securities—could slow down and end sooner than many market participants had expected. The negative effect on the bond market was swift and dramatic, but the short duration8 of floating-rate loans helped minimize the effect in that asset class. Loan yields were high enough to offset spread widening and price declines late in the period. For the 12 months ended June 30, 2013, the S&P/LSTA Leveraged Loan Index (the Index)2—a broad barometer for the loan market—advanced 7.32%.

With fundamentals in check for the most part and the default rate low, loan returns for most of the period were driven primarily by favorable technical conditions. Inflows into the asset class remained robust, with institutional demand and retail fund subscriptions outstripping the net supply of new loans issued. Investors’ search for yield and—until late in the period—strong appetite for risk kept loans in demand, due to their near-par valuations, zero-like duration and floating income stream.

With the global economy continuing what appears to be its gradual recovery during the period, improving corporate fundamentals were also a key driver of loan performance. Loan market default rates, a measure of corporate health and credit risk in the market, ended the period at 1.4% on a trailing 12-month basis, well below the market’s 10-year average of approximately 2.4%, according to Standard & Poor’s Leveraged Commentary & Data. With many of the weakest issuers having been winnowed out of the market in the recent recession, surviving firms tended to be operating in a leaner manner, cutting expenses and generating higher operating margins. This helped produce generally strong EBITDA (earnings before interest, taxes, depreciation and amortization) growth rates for those issuers, another positive factor for loan market fundamentals.

Fund Performance

For the fiscal year ended June 30, 2013, Eaton Vance Senior Income Trust (the Fund) shares at net asset value (NAV) had a total return of 9.49%, outperforming the 7.32% return of the Index. The predominant factors driving relative performance versus the Index during the period were quality positioning, investment leverage, high-yield bond exposure and beneficial credit selection.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior, secured floating-rate loans (senior loans). In keeping with the Fund’s secondary goal of preservation of capital, management tends to overweight higher-rated loans relative to the Index—a strategy that may help the Fund experience limited credit losses over time but may detract from relative results versus the Index in times of market exuberance, such as that experienced for most of the period ended June 30, 2013.

For the fiscal year, BB-rated7 loans in the Index returned 5.18%, B-rated loans in the Index returned 6.98% and CCC-rated loans in the Index returned 19.31%. Across these ratings tiers, the Fund had overweight exposure to BB-rated loans and underweight exposure to B-rated and CCC-rated loans. As a result, the Fund’s higher-quality positioning generally served as a relative detractor from performance versus the Index during the period.

While the Fund’s quality positioning acted as a headwind, several factors drove overall favorable results relative to the Index. The Fund’s employment of investment leverage was a contributor to relative performance versus the Index, as leverage enhanced the performance of the Fund’s underlying portfolio. The Fund’s exposure to high-yield bonds, which markedly outperformed the loan market during the period and were not represented in the Index, aided relative results versus the Index as well. Finally, credit selection was broadly beneficial across the Fund’s many sectors.

On a sector-level basis, the Fund’s underweight to retailers (except food and drug) and telecommunications contributed to relative results versus the Index, as those market segments underperformed the broader Index. In contrast, the Fund’s underweight to lower-rated credit-heavy sectors, such as utilities, publishing, and radio and television, detracted from relative results versus the Index, as those areas outperformed the overall Index. Similarly, the Fund’s overweight to historically less volatile sectors, such as food products and food/drug retailers, detracted from relative performance versus the Index, as those sectors trailed the overall market.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Senior Income Trust

June 30, 2013

Performance2,3

Portfolio Managers Scott H. Page, CFA and John Redding

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	10/30/1998	9.49%	6.88%	5.53%
Fund at Market Price	—	14.26	10.03	5.26
S&P/LSTA Leveraged Loan Index	—	7.32%	6.39%	5.38%

% Premium/Discount to NAV
				2.31%

Distributions[4]
Total Distributions per share for the period				$0.476
Distribution Rate at NAV				5.88%
Distribution Rate at Market Price				5.74%

% Total Leverage[5]
Auction Preferred Shares (APS)				24.26%
Borrowings				14.34

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Senior Income Trust

June 30, 2013

Fund Profile

Top 10 Issuers (% of total investments)6

H.J. Heinz Company	1.1%
Intelsat Jackson Holdings Ltd.	1.1
SunGard Data Systems, Inc.	1.1
Alliance Boots Holdings Limited	1.1
Valeant Pharmaceuticals International, Inc.	1.1
Aramark Corp.	1.0
Asurion LLC	0.9
NBTY, Inc.	0.9
Calpine Corp. (corporate bond)	0.9
Laureate Education, Inc.	0.8

Total	10.0%

Top 10 Sectors (% of total investments)6

Health Care	11.7%
Business Equipment and Services	9.0
Electronics/Electrical	6.2
Retailers (Except Food and Drug)	4.8
Food Products	4.4
Telecommunications	4.0
Food Service	4.0
Financial Intermediaries	4.0
Chemicals and Plastics	3.8
Leisure Goods/Activities/Movies	3.8

Total	55.7%

Credit Quality (% of loan holdings)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Income Trust

June 30, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax- exempt income, net realized capital gains and return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[6]	Excludes cash and cash equivalents.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

[8]

Duration is a measure of the expected change in price of a bond— in percentage terms—given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments

Senior Floating-Rate Interests — 145.9%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 3.0%
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing May 20, 2020		225	$224,859
AVIO S.p.A.
Term Loan, 3.07%, Maturing June 14, 2017		300	298,500
Term Loan, 3.88%, Maturing December 14, 2017	EUR	275	357,327
Term Loan, 3.95%, Maturing December 14, 2017		325	323,375
Booz Allen Hamilton Inc.
Term Loan, 4.50%, Maturing July 31, 2019		422	420,143
DAE Aviation Holdings, Inc.
Term Loan, 6.25%, Maturing October 29, 2018		341	341,883
Term Loan, 6.25%, Maturing November 2, 2018		155	154,987
Ducommun Incorporated
Term Loan, 4.75%, Maturing June 27, 2017		214	217,540
Hawker Beechcraft Acquisition Company LLC
Term Loan, 5.75%, Maturing February 14, 2020		400	400,750
IAP Worldwide Services, Inc.
Term Loan, 10.00%, Maturing December 31, 2015(2)		853	511,808
ION Media Networks, Inc.
Term Loan, 7.25%, Maturing July 31, 2018		423	423,668
Sequa Corporation
Term Loan, 5.25%, Maturing June 19, 2017		796	801,224
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019		995	989,326
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015		734	735,991
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020		2,292	2,270,742

			$8,472,123

Air Transport — 0.0%(3)
Evergreen International Aviation, Inc.
Term Loan, 5.00%, Maturing June 30, 2015(2)		55	$44,127

			$44,127

Automotive — 4.2%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020		950	$946,437
Allison Transmission, Inc.
Term Loan, 4.25%, Maturing August 23, 2019		1,709	1,719,971
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017		677	668,370

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing November 20, 2019		684	$684,658
Federal-Mogul Corporation
Term Loan, 2.13%, Maturing December 29, 2014		2,175	2,080,934
Term Loan, 2.13%, Maturing December 28, 2015		568	543,960
HHI Holdings LLC
Term Loan, 5.00%, Maturing October 5, 2018		975	985,567
Metaldyne Company LLC
Term Loan, 5.00%, Maturing December 18, 2018		672	673,304
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020		955	950,658
Tower International Inc.
Term Loan, 5.75%, Maturing April 16, 2020		400	402,000
TriMas Corporation
Term Loan, 3.75%, Maturing October 10, 2019		447	451,091
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017		1,446	1,441,313

			$11,548,263

Beverage and Tobacco — 0.6%
D.E Master Blenders 1753 N.V.
Term Loan, Maturing June 25, 2018(4)	EUR	1,250	$1,616,893

			$1,616,893

Brokers, Dealers and Investment Houses — 0.2%
American Stock Transfer & Trust Company, LLC
Term Loan - Second Lien, Maturing December 11, 2020(4)		500	$497,500

			$497,500

Building and Development — 0.9%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020		625	$621,652
Armstrong World Industries, Inc.
Term Loan, 3.50%, Maturing March 16, 2020		274	275,033
Preferred Proppants, LLC
Term Loan, 9.00%, Maturing December 15, 2016		369	336,131
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016		800	806,345
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		125	124,635

6	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019		248	$247,917

			$2,411,713

Business Equipment and Services — 14.8%
Acosta, Inc.
Term Loan, 5.00%, Maturing March 2, 2018		985	$991,626
Acxiom Corporation
Term Loan, 3.25%, Maturing March 15, 2015		346	346,986
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 18, 2017		1,544	1,547,606
Affinion Group, Inc.
Term Loan, 6.50%, Maturing October 10, 2016		659	627,980
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017		489	491,816
Alpha D2 Limited
Term Loan, 4.50%, Maturing April 30, 2019		1,012	1,014,769
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015		336	333,103
Term Loan, 5.00%, Maturing February 21, 2015		1,209	1,160,791
Altisource Solutions S.a.r.l.
Term Loan, 5.75%, Maturing November 27, 2019		622	626,326
Audio Visual Services Group, Inc.
Term Loan, 6.75%, Maturing November 9, 2018		546	549,969
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020		424	422,171
BAR/BRI Review Courses, Inc.
Term Loan, 6.00%, Maturing June 16, 2017		327	326,719
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.25%, Maturing October 23, 2018		82	82,627
Term Loan, 6.25%, Maturing October 23, 2018		340	344,282
Brickman Group Holdings Inc.
Term Loan, 4.00%, Maturing October 14, 2016		309	310,741
Term Loan, 4.00%, Maturing September 28, 2018		390	390,135
Brock Holdings III, Inc.
Term Loan, 6.01%, Maturing March 16, 2017		559	565,036
ClientLogic Corporation
Term Loan, 6.88%, Maturing January 30, 2017	EUR	586	724,087
Term Loan, 7.03%, Maturing January 30, 2017		303	302,349
Corporate Executive Board Company, The
Term Loan, 5.00%, Maturing July 2, 2019		274	274,480
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017		248	248,435

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
DynCorp International LLC
Term Loan, 6.25%, Maturing July 7, 2016		258	$259,987
Education Management LLC
Term Loan, 8.25%, Maturing March 29, 2018		1,036	957,363
EIG Investors Corp.
Term Loan, 6.25%, Maturing November 8, 2019		1,020	1,026,249
Term Loan - Second Lien, 10.25%, Maturing May 8, 2020		250	253,125
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		980	993,838
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 4.00%, Maturing February 7, 2020		306	306,511
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		821	825,492
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing December 17, 2018		1,535	1,530,713
IMS Health Incorporated
Term Loan, 3.75%, Maturing September 1, 2017		1,216	1,217,793
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing May 22, 2020		325	323,917
Term Loan - Second Lien, 8.25%, Maturing May 21, 2021		500	498,750
ISS Holdings A/S
Term Loan, 4.21%, Maturing April 30, 2015	EUR	123	160,684
Term Loan, 4.21%, Maturing April 30, 2015	EUR	877	1,147,744
Term Loan, 3.03%, Maturing April 30, 2018		225	225,387
Ista International GmbH
Term Loan, Maturing June 1, 2020(4)	EUR	225	294,728
Jason Incorporated
Term Loan, 5.00%, Maturing February 28, 2019		244	244,444
KAR Auction Services, Inc.
Term Loan, 3.75%, Maturing May 19, 2017		1,392	1,398,288
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		796	801,473
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		450	466,875
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		996	987,829
Mitchell International, Inc.
Term Loan - Second Lien, 5.56%, Maturing March 30, 2015		500	496,650
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018		420	421,534
National CineMedia, LLC
Term Loan, 2.95%, Maturing November 26, 2019		250	248,906

7	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Polarpak Inc.
Term Loan, Maturing June 8, 2020(4)	130	$129,438
Power Team Services, LLC
Term Loan, 0.50%, Maturing May 6, 2020(5)	17	16,500
Term Loan, 4.25%, Maturing May 6, 2020	133	132,417
Quintiles Transnational Corp.
Term Loan, 4.50%, Maturing June 8, 2018	2,609	2,615,124
Renaissance Learning, Inc.
Term Loan, 5.75%, Maturing November 13, 2018	273	276,008
Sabre, Inc.
Term Loan, 5.25%, Maturing February 19, 2019	597	601,475
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017	342	341,840
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019	1,025	1,023,291
SunGard Data Systems, Inc.
Term Loan, 3.94%, Maturing February 28, 2017	1,323	1,325,949
Term Loan, 4.00%, Maturing March 8, 2020	3,566	3,580,922
SymphonyIRI Group, Inc.
Term Loan, 4.50%, Maturing December 1, 2017	417	418,585
Trans Union, LLC
Term Loan, 4.25%, Maturing February 10, 2019	1,893	1,904,736
West Corporation
Term Loan, 3.75%, Maturing June 29, 2018	1,947	1,950,071

		$41,086,670

Cable and Satellite Television — 6.0%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019	422	$423,131
BBHI Acquisition LLC
Term Loan, 5.25%, Maturing December 14, 2017	581	583,818
Bragg Communications Incorporated
Term Loan, 3.50%, Maturing February 28, 2018	198	198,488
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019	2,197	2,187,379
Charter Communications Operating, LLC
Term Loan, Maturing April 10, 2020(4)	675	670,201
Term Loan, 3.00%, Maturing January 4, 2021	325	323,668
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018	204	203,545
CSC Holdings, Inc.
Term Loan, 2.70%, Maturing April 17, 2020	1,650	1,635,563

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Kabel Deutschland GmbH
Term Loan, 3.25%, Maturing February 1, 2019		550	$549,771
Term Loan, 2.88%, Maturing April 17, 2020	EUR	350	455,720
Lavena Holdings 4 GmbH
Term Loan, 2.62%, Maturing March 6, 2015	EUR	521	670,700
Term Loan, 3.00%, Maturing March 4, 2016	EUR	521	670,700
Term Loan, 7.37%, Maturing March 6, 2017(6)	EUR	220	284,206
Term Loan - Second Lien, 4.12%, Maturing September 2, 2016	EUR	271	347,562
Mediacom Communications Corp.
Term Loan, 3.25%, Maturing January 29, 2021		500	496,872
Mediacom Illinois, LLC
Term Loan, 4.50%, Maturing October 23, 2017		388	388,303
Sterling Entertainment Enterprises, LLC
Term Loan, 3.20%, Maturing December 28, 2017		375	368,438
UPC Financing Partnership
Term Loan, 4.00%, Maturing January 29, 2021		400	401,000
Term Loan, 3.86%, Maturing March 26, 2021	EUR	726	940,161
Virgin Media Investment Holdings Limited
Term Loan, 4.50%, Maturing June 5, 2020	GBP	750	1,141,307
Term Loan, Maturing June 5, 2020(4)		2,550	2,530,079
YPSO Holding SA
Term Loan, Maturing June 6, 2016(4)	EUR	203	263,983
Term Loan, Maturing June 6, 2016(4)	EUR	323	419,130
Term Loan, Maturing June 6, 2016(4)	EUR	474	615,690

			$16,769,415

Chemicals and Plastics — 4.8%
AI Chem & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		77	$76,958
Term Loan, 4.50%, Maturing October 3, 2019		148	148,323
Arysta LifeScience Corporation
Term Loan, 4.50%, Maturing May 25, 2020		1,150	1,145,917
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.75%, Maturing February 3, 2020		1,920	1,924,132
AZ Chem US Inc.
Term Loan, 5.25%, Maturing December 22, 2017		498	501,739
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		347	347,367
General Chemical Corporation
Term Loan, 5.00%, Maturing October 6, 2015		230	231,540
Ineos US Finance LLC
Term Loan, 4.00%, Maturing May 4, 2018		2,105	2,070,468

8	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 7, 2020	375	$374,297
Milacron LLC
Term Loan, 4.25%, Maturing March 28, 2020	200	200,122
Oxea S.A.R.L.
Term Loan, Maturing November 22, 2019(4)	350	348,688
Term Loan - Second Lien, Maturing May 22, 2020(4)	500	498,275
PQ Corporation
Term Loan, 4.50%, Maturing August 7, 2017	597	598,166
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020	525	515,156
Rockwood Specialties Group, Inc.
Term Loan, 3.75%, Maturing February 9, 2018	63	63,679
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020	1,525	1,534,804
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017	60	60,851
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017	2,718	2,664,839
WNA Holdings Inc.
Term Loan, Maturing May 15, 2020(4)	70	70,312

		$13,375,633

Clothing / Textiles — 0.1%
Wolverine Worldwide, Inc.
Term Loan, 4.00%, Maturing July 31, 2019	214	$215,641

		$215,641

Conglomerates — 1.5%
RGIS Services, LLC
Term Loan, 4.53%, Maturing October 18, 2016	1,411	$1,412,495
Term Loan, 5.50%, Maturing October 18, 2017	691	698,586
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	222	221,996
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	250	250,104
Spectrum Brands, Inc.
Term Loan, 4.50%, Maturing December 17, 2019	1,600	1,607,209

		$4,190,390

Containers and Glass Products — 1.9%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 7, 2020	1,072	$1,061,892

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
BWAY Corporation
Term Loan, 4.50%, Maturing August 7, 2017	1,343	$1,349,966
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	224	224,622
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018	248	248,428
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 28, 2018	1,712	1,718,839
Sealed Air Corporation
Term Loan, 4.00%, Maturing October 3, 2018	270	272,793
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018	323	324,175

		$5,200,715

Cosmetics / Toiletries — 0.5%
Bausch & Lomb, Inc.
Term Loan, 4.00%, Maturing May 17, 2019	1,485	$1,488,926

		$1,488,926

Drugs — 1.1%
Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017	247	$247,801
Term Loan, 5.50%, Maturing February 10, 2017	780	780,488
Par Pharmaceutical Companies, Inc.
Term Loan, 4.25%, Maturing September 30, 2019	596	592,796
Warner Chilcott Company, LLC
Term Loan, 4.25%, Maturing March 15, 2018	86	86,271
Warner Chilcott Corporation
Term Loan, 4.25%, Maturing March 15, 2018	279	279,265
Term Loan, 4.25%, Maturing March 15, 2018	640	641,510
WC Luxco S.a.r.l.
Term Loan, 4.25%, Maturing March 15, 2018	504	505,521

		$3,133,652

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 4.25%, Maturing October 9, 2019	995	$993,135
Progressive Waste Solutions Ltd.
Term Loan, 3.50%, Maturing October 24, 2019	274	274,822

		$1,267,957

9	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical — 10.2%
Aeroflex Incorporated
Term Loan, 4.50%, Maturing November 9, 2019	731	$733,304
Aspect Software, Inc.
Term Loan, 7.00%, Maturing May 6, 2016	625	626,597
Attachmate Corporation
Term Loan, 7.27%, Maturing November 22, 2017	1,457	1,463,639
Blue Coat Systems, Inc.
Term Loan - Second Lien, Maturing June 19, 2020(4)	400	400,000
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing February 28, 2018	224	225,112
CommScope, Inc.
Term Loan, 3.75%, Maturing January 12, 2018	1,051	1,054,425
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	375	372,774
DG FastChannel, Inc.
Term Loan, 7.25%, Maturing July 26, 2018	1,376	1,370,893
Eagle Parent, Inc.
Term Loan, 4.50%, Maturing May 16, 2018	1,797	1,802,963
Edwards (Cayman Islands II) Limited
Term Loan, 4.75%, Maturing March 26, 2020	646	644,782
Freescale Semiconductor, Inc.
Term Loan, 5.00%, Maturing March 2, 2020	1,446	1,436,884
Hyland Software, Inc.
Term Loan, 5.50%, Maturing October 25, 2019	174	174,212
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018	2,319	2,336,789
Internet Brands, Inc.
Term Loan, 6.25%, Maturing March 15, 2019	474	475,885
Magic Newco LLC
Term Loan, 7.25%, Maturing December 12, 2018	695	699,744
Microsemi Corporation
Term Loan, 3.75%, Maturing February 19, 2020	689	692,661
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017	849	863,278
Term Loan, 4.75%, Maturing January 11, 2020	473	479,911
Pact Group Pty Ltd.
Term Loan, 3.75%, Maturing May 29, 2020	775	772,094
Rovi Solutions Corporation
Term Loan, 3.50%, Maturing March 29, 2019	374	373,127
RP Crown Parent, LLC
Term Loan, 6.75%, Maturing December 21, 2018	2,515	2,527,944
Term Loan - Second Lien, 11.25%, Maturing December 20, 2019	250	256,250
Sensata Technologies Finance Company, LLC
Term Loan, 3.75%, Maturing May 11, 2018	619	625,309

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Serena Software, Inc.
Term Loan, 4.19%, Maturing March 10, 2016	715	$711,147
Term Loan, 5.00%, Maturing March 10, 2016	175	174,344
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	495	493,763
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	263	264,305
SkillSoft Corporation
Term Loan, 5.00%, Maturing May 26, 2017	607	611,853
Sophia, L.P.
Term Loan, 4.50%, Maturing July 19, 2018	675	677,610
SS&C Technologies Inc.
Term Loan, 3.50%, Maturing June 7, 2019	58	57,935
Term Loan, 3.50%, Maturing June 7, 2019	562	560,034
SumTotal Systems LLC
Term Loan, 6.25%, Maturing November 16, 2018	648	647,970
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	1,072	1,062,483
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	274	277,056
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	107	106,611
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 2, 2019	1,047	1,050,430
Wall Street Systems, Inc.
Term Loan - Second Lien, 9.25%, Maturing April 24, 2020	250	253,750
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	989	999,467

		$28,357,335

Equipment Leasing — 0.5%
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	1,417	$1,411,354

		$1,411,354

Financial Intermediaries — 6.0%
Allflex Holdings II, Inc.
Term Loan, Maturing June 11, 2020(4)	325	$325,677
American Capital Holdings, Inc.
Term Loan, 5.50%, Maturing August 22, 2016	425	426,190
Citco Funding LLC
Term Loan, 4.25%, Maturing May 23, 2018	1,549	1,545,464

10	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Clipper Acquisitions Corp.
Term Loan, 4.00%, Maturing February 6, 2020	274	$276,703
First Data Corporation
Term Loan, 4.19%, Maturing March 23, 2018	2,270	2,217,210
Term Loan, 4.19%, Maturing September 24, 2018	950	927,794
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.25%, Maturing December 5, 2016	1,062	1,060,152
Hamilton Lane Advisors, LLC
Term Loan, 5.25%, Maturing February 23, 2018	332	333,287
Harbourvest Partners, LLC
Term Loan, 4.75%, Maturing November 21, 2017	431	434,370
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	525	522,375
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017	945	935,850
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	325	323,680
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	1,905	1,902,345
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	319	322,890
Moneygram International, Inc.
Term Loan, 4.25%, Maturing March 20, 2020	224	224,718
Nuveen Investments, Inc.
Term Loan, 4.20%, Maturing May 13, 2017	3,171	3,161,764
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	623	628,269
Oz Management LP
Term Loan, 1.78%, Maturing November 15, 2016	667	621,450
Walter Investment Management Corp.
Term Loan, 5.75%, Maturing November 28, 2017	606	610,529

		$16,800,717

Food Products — 7.2%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	648	$653,508
Blue Buffalo Company, Ltd.
Term Loan, 4.75%, Maturing August 8, 2019	645	647,283
Clearwater Seafoods Limited Partnership
Term Loan, Maturing June 24, 2019(4)	475	477,573
Del Monte Foods Company
Term Loan, 4.00%, Maturing March 8, 2018	3,117	3,110,966
Dole Food Company Inc.
Term Loan, 3.75%, Maturing April 1, 2020	848	845,932

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020		5,200	$5,206,162
Hearthside Food Solutions, LLC
Term Loan, 6.50%, Maturing June 7, 2018		596	598,482
High Liner Foods Incorporated
Term Loan, 4.75%, Maturing December 31, 2017		303	305,561
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018		983	981,309
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		771	779,671
Mill US Acquisition LLC
Term Loan, Maturing May 22, 2020(4)		525	522,703
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		4,183	4,190,372
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		1,845	1,838,263

			$20,157,785

Food Service — 6.6%
Aramark Corp.
Term Loan, 3.69%, Maturing July 26, 2016		88	$88,641
Term Loan, 3.69%, Maturing July 26, 2016		157	157,477
Term Loan, 3.78%, Maturing July 26, 2016		1,081	1,087,139
Term Loan, 3.78%, Maturing July 26, 2016		2,386	2,394,533
Term Loan, 4.01%, Maturing July 26, 2016	GBP	475	715,227
Brasa Holdings, Inc.
Term Loan, 7.50%, Maturing July 19, 2019		144	146,046
Buffets, Inc.
Term Loan, 0.16%, Maturing April 22, 2015(2)		49	49,490
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019		1,117	1,122,744
DineEquity, Inc.
Term Loan, 3.75%, Maturing October 19, 2017		1,194	1,197,850
Dunkin’ Brands, Inc.
Term Loan, 3.75%, Maturing February 14, 2020		1,327	1,325,600
Landry’s, Inc.
Term Loan, 4.75%, Maturing April 24, 2018		1,284	1,286,997
NPC International, Inc.
Term Loan, 4.50%, Maturing December 28, 2018		344	347,663
OSI Restaurant Partners, LLC
Term Loan, 3.50%, Maturing October 25, 2019		1,316	1,313,371
P.F. Chang’s China Bistro Inc.
Term Loan, 5.25%, Maturing July 2, 2019		199	201,105

11	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
Sagittarius Restaurants, LLC
Term Loan, 6.25%, Maturing October 1, 2018		299	$300,933
US Foods, Inc.
Term Loan, 4.50%, Maturing March 29, 2019		2,400	2,383,200
Weight Watchers International, Inc.
Term Loan, 3.75%, Maturing April 2, 2020		3,600	3,585,359
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019		684	683,248

			$18,386,623

Food / Drug Retailers — 4.5%
Albertson’s, LLC
Term Loan, 4.25%, Maturing March 21, 2016		513	$513,262
Term Loan, 4.75%, Maturing March 21, 2019		335	332,821
Alliance Boots Holdings Limited
Term Loan, 3.99%, Maturing July 10, 2017	GBP	3,275	4,900,167
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		3,793	3,791,509
Pantry, Inc. (The)
Term Loan, 5.75%, Maturing August 2, 2019		223	224,150
Rite Aid Corporation
Term Loan, 4.00%, Maturing February 21, 2020		1,147	1,147,985
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		225	229,360
Supervalu Inc.
Term Loan, 5.00%, Maturing March 21, 2019		1,371	1,364,342

			$12,503,596

Health Care — 18.3%
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017		222	$223,632
Term Loan, 4.25%, Maturing June 30, 2017		296	297,716
Term Loan, 4.25%, Maturing June 30, 2017		1,179	1,184,895
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		199	197,256
Alliance Healthcare Services, Inc.
Term Loan, 0.50%, Maturing June 3, 2019(5)		119	119,420
Term Loan, 4.25%, Maturing June 3, 2019		506	506,585
Apria Healthcare Group I
Term Loan, 6.75%, Maturing April 5, 2020		275	274,312
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018		1,569	1,577,620
ATI Holdings, Inc.
Term Loan, 5.75%, Maturing December 20, 2019		224	225,134

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 15, 2018	296	$295,015
Biomet Inc.
Term Loan, 3.96%, Maturing July 25, 2017	2,592	2,586,029
Catalent Pharma Solutions Inc.
Term Loan, 3.70%, Maturing September 15, 2016	1,249	1,244,889
Term Loan, 4.25%, Maturing September 15, 2017	567	565,614
CHG Buyer Corporation
Term Loan, 5.00%, Maturing November 19, 2019	396	398,611
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	77	77,182
Community Health Systems, Inc.
Term Loan, 3.77%, Maturing January 25, 2017	3,182	3,189,613
Convatec Inc.
Term Loan, 5.00%, Maturing December 22, 2016	571	575,360
CRC Health Corporation
Term Loan, 4.70%, Maturing November 16, 2015	481	482,207
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016	1,463	1,472,088
Term Loan, 4.00%, Maturing November 1, 2019	1,567	1,572,856
DJO Finance LLC
Term Loan, 4.75%, Maturing September 15, 2017	1,367	1,379,235
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018	725	697,594
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018	719	717,579
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	1,578	1,577,176
Grifols Inc.
Term Loan, 4.25%, Maturing June 1, 2017	1,441	1,450,613
HCA, Inc.
Term Loan, 3.03%, Maturing March 31, 2017	1,643	1,636,916
Term Loan, 2.95%, Maturing May 1, 2018	1,300	1,296,166
Health Management Associates, Inc.
Term Loan, 3.50%, Maturing November 16, 2018	921	921,368
Hologic Inc.
Term Loan, 4.50%, Maturing August 1, 2019	943	947,221
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018	831	831,573
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016	1,243	1,227,691
Term Loan, 7.75%, Maturing May 15, 2018	307	302,400
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing June 1, 2018	734	729,298

12	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	2,216	$2,220,518
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	273	279,079
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	244	244,109
Medpace, Inc.
Term Loan, 5.50%, Maturing June 16, 2017	308	308,596
Multiplan, Inc.
Term Loan, 4.00%, Maturing August 25, 2017	997	1,001,524
MX USA, Inc.
Term Loan, 6.50%, Maturing April 28, 2017	296	297,577
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	1,030	1,032,917
One Call Medical, Inc.
Term Loan, 5.50%, Maturing August 16, 2019	448	450,362
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019	1,475	1,457,024
Pharmaceutical Product Development, Inc.
Term Loan, 4.25%, Maturing December 5, 2018	970	973,561
Physiotherapy Associates Holdings, Inc.
Term Loan, 8.00%, Maturing April 30, 2018	223	216,891
Radnet Management, Inc.
Term Loan, 4.25%, Maturing October 10, 2018	844	845,708
Sage Products, Inc.
Term Loan, 4.25%, Maturing December 13, 2019	276	276,025
Select Medical Corporation
Term Loan, 4.00%, Maturing June 1, 2018	703	707,061
Sheridan Holdings, Inc.
Term Loan, 4.50%, Maturing June 29, 2018	322	323,090
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019	1,017	1,013,434
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 15, 2020	175	176,256
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	735	738,124
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 1, 2019	844	841,516
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing February 13, 2019	892	886,350
Term Loan, 3.50%, Maturing December 11, 2019	1,519	1,509,606
Term Loan, Maturing June 24, 2020(4)	2,450	2,448,907
Vanguard Health Holding Company II, LLC
Term Loan, 3.75%, Maturing January 29, 2016	730	733,461

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
VWR Funding, Inc.
Term Loan, 4.20%, Maturing April 3, 2017	522	$521,069
Term Loan, 4.45%, Maturing April 3, 2017	725	722,343

		$51,005,972

Home Furnishings — 0.6%
Oreck Corporation
Term Loan - Second Lien, 3.77%, Maturing March 19, 2016(2)	128	$100,820
Serta Simmons Holdings, LLC
Term Loan, 5.00%, Maturing October 1, 2019	848	851,055
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020	788	783,084

		$1,734,959

Industrial Equipment — 2.4%
Alliance Laundry Systems LLC
Term Loan, 4.50%, Maturing December 7, 2018	172	$172,615
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing February 1, 2020	374	374,842
Colfax Corporation
Term Loan, 3.25%, Maturing January 11, 2019	348	348,685
Generac Power Systems, Inc.
Term Loan, 3.50%, Maturing May 29, 2020	850	844,954
Grede LLC
Term Loan, 4.50%, Maturing May 2, 2018	498	499,428
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 29, 2018	1,592	1,594,405
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017	66	66,254
Rexnord LLC
Term Loan, 3.75%, Maturing April 2, 2018	1,386	1,387,044
Schaeffler AG
Term Loan, 4.25%, Maturing January 27, 2017	400	401,000
Spansion LLC
Term Loan, 5.25%, Maturing December 11, 2018	372	374,441
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019	478	475,320

		$6,538,988

Insurance — 4.3%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019	995	$997,643

13	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
AmWINS Group, Inc.
Term Loan, 5.00%, Maturing September 6, 2019	2,015	$2,022,935
Applied Systems, Inc.
Term Loan, 4.25%, Maturing June 8, 2017	1,154	1,159,217
Asurion LLC
Term Loan, 4.50%, Maturing May 24, 2019	4,378	4,347,901
Compass Investors Inc.
Term Loan, 5.25%, Maturing December 27, 2019	1,070	1,073,135
Cooper Gay Swett & Crawford Ltd.
Term Loan, 5.00%, Maturing April 16, 2020	250	252,083
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	473	474,710
Hub International Limited
Term Loan, 3.70%, Maturing June 13, 2017	1,397	1,399,478
Sedgwick CMS Holdings, Inc.
Term Loan, 4.25%, Maturing June 12, 2018	325	325,609

		$12,052,711

Leisure Goods / Activities / Movies — 5.6%
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	1,603	$1,603,359
Bright Horizons Family Solutions, Inc.
Term Loan, 4.00%, Maturing January 30, 2020	448	449,821
ClubCorp Club Operations, Inc.
Term Loan, 5.00%, Maturing November 30, 2016	1,723	1,746,919
Dave & Buster’s, Inc.
Term Loan, 4.50%, Maturing June 1, 2016	484	487,249
Emerald Expositions Holding, Inc.
Term Loan, 5.50%, Maturing June 17, 2020	375	375,703
Equinox Holdings, Inc.
Term Loan, 4.50%, Maturing January 31, 2020	599	598,874
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	250	251,400
Hoyts Group Holdings LLC
Term Loan, 4.00%, Maturing May 22, 2020	225	225,000
Term Loan - Second Lien, 8.25%, Maturing November 20, 2020	500	502,500
Kasima, LLC
Term Loan, 3.25%, Maturing May 14, 2021	475	469,656
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016	1,286	1,295,770
LodgeNet Interactive Corp.
Term Loan, 6.75%, Maturing March 31, 2018(2)	428	288,694

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Revolution Studios Distribution Company, LLC
Term Loan, 3.95%, Maturing December 21, 2014(2)		386	$322,522
Term Loan - Second Lien, 7.20%, Maturing June 21, 2015(2)		450	326,340
Scientific Games International, Inc.
Term Loan, Maturing May 22, 2020(4)		1,825	1,805,772
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020		1,407	1,400,531
Six Flags Theme Parks, Inc.
Term Loan, 4.00%, Maturing December 20, 2018		724	729,459
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018		880	887,982
WMG Acquisition Corp.
Term Loan, Maturing July 1, 2020(4)		37	36,636
Term Loan, Maturing July 1, 2020(4)		238	236,473
Zuffa LLC
Term Loan, 4.50%, Maturing February 25, 2020		1,443	1,435,536

			$15,476,196

Lodging and Casinos — 2.7%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017		216	$218,679
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 16, 2018		506	507,488
Caesars Entertainment Operating Company
Term Loan, 9.50%, Maturing October 31, 2016		965	961,113
Term Loan, 5.44%, Maturing January 26, 2018		1,381	1,223,646
Four Seasons Holdings Inc.
Term Loan - Second Lien, Maturing December 28, 2020(4)		1,300	1,313,812
Gala Group LTD
Term Loan, 5.50%, Maturing May 25, 2018	GBP	825	1,251,019
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019		1,294	1,284,931
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 15, 2020		125	125,312
Tropicana Entertainment Inc.
Term Loan, 7.50%, Maturing March 16, 2018		247	249,344
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		308	310,889

			$7,446,233

14	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 2.9%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	400	$387,750
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018	1,461	1,455,915
Constellium Holdco B.V.
Term Loan, 6.00%, Maturing March 25, 2020	249	256,233
Fairmount Minerals LTD
Term Loan, 5.25%, Maturing March 15, 2017	1,497	1,501,226
Murray Energy Corporation
Term Loan, 4.75%, Maturing May 24, 2019	200	200,250
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	518	508,068
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	1,660	1,667,725
Oxbow Carbon and Mineral Holdings LLC
Term Loan, 3.70%, Maturing May 8, 2016	447	448,031
United Distribution Group, Inc.
Term Loan, 7.50%, Maturing October 9, 2018	595	571,392
Term Loan - Second Lien, 12.50%, Maturing April 12, 2019	250	236,875
Walter Energy, Inc.
Term Loan, 5.75%, Maturing April 2, 2018	821	808,885

		$8,042,350

Oil and Gas — 3.9%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	274	$273,283
Citgo Petroleum Corporation
Term Loan, 9.00%, Maturing June 23, 2017	1,082	1,106,948
Crestwood Holdings LLC
Term Loan, Maturing May 24, 2019(4)	1,000	1,008,750
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	596	599,278
Frac Tech International LLC
Term Loan, 8.50%, Maturing May 6, 2016	664	642,663
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	3,748	3,741,141
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	225	224,438
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 25, 2018	925	925,000
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 25, 2019	82	82,024
Term Loan, 5.00%, Maturing September 25, 2019	135	134,288

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Tallgrass Operations, LLC
Term Loan, 5.25%, Maturing November 13, 2018		578	$583,617
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018		1,573	1,571,814

			$10,893,244

Publishing — 5.4%
Advanstar Communications Inc.
Term Loan, 5.50%, Maturing June 6, 2019		374	$372,192
Ascend Learning, Inc.
Term Loan, 7.01%, Maturing May 23, 2017		1,710	1,704,831
Aster Zweite Beteiligungs GmbH
Term Loan, 5.46%, Maturing December 31, 2014	EUR	214	279,360
Term Loan, 5.46%, Maturing December 31, 2014	EUR	240	312,248
Term Loan, 5.53%, Maturing December 31, 2014		548	547,569
Term Loan, 5.53%, Maturing December 31, 2014		561	560,028
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019		2,438	2,418,553
Instant Web, Inc.
Term Loan, 3.57%, Maturing August 7, 2014		83	59,435
Term Loan, 3.57%, Maturing August 7, 2014		792	570,160
Interactive Data Corporation
Term Loan, 3.75%, Maturing February 11, 2018		2,281	2,273,809
John Henry Holdings, Inc.
Term Loan, 6.00%, Maturing December 6, 2018		299	301,112
Laureate Education, Inc.
Term Loan, 5.25%, Maturing June 18, 2018		3,882	3,884,644
McGraw-Hill Global Education Holdings, LLC
Term Loan, 9.00%, Maturing March 22, 2019		424	418,744
MediaNews Group Inc.
Term Loan, 8.50%, Maturing March 19, 2014		18	18,294
Merrill Communications, LLC
Term Loan, 7.25%, Maturing March 8, 2018		349	350,580
Nelson Education Ltd.
Term Loan, 2.78%, Maturing July 3, 2014		231	198,171
Tribune Company
Term Loan, 4.00%, Maturing December 31, 2019		846	853,495

			$15,123,225

Radio and Television — 3.3%
Clear Channel Communications, Inc.
Term Loan, 3.85%, Maturing January 29, 2016		192	$176,052
Term Loan, 6.95%, Maturing January 30, 2019		566	517,615

15	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Cumulus Media Holdings Inc.
Term Loan, 4.50%, Maturing September 17, 2018		2,590	$2,603,142
Term Loan - Second Lien, 7.50%, Maturing September 16, 2019		445	455,291
Entercom Radio, LLC
Term Loan, 5.01%, Maturing November 23, 2018		237	239,630
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 14, 2017		695	702,858
Gray Television, Inc.
Term Loan, 4.75%, Maturing October 15, 2019		741	747,012
LIN Television Corp.
Term Loan, 4.00%, Maturing December 21, 2018		296	298,024
Mission Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019		207	209,036
Nexstar Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019		491	496,291
Nine Entertainment Group Limited
Term Loan, 3.50%, Maturing February 5, 2020		375	374,219
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017		441	445,410
Sinclair Television Group Inc.
Term Loan, 3.00%, Maturing October 28, 2016		274	274,312
Univision Communications Inc.
Term Loan, 4.50%, Maturing March 2, 2020		1,647	1,635,222

			$9,174,114

Retailers (Except Food and Drug) — 7.7%
99 Cents Only Stores
Term Loan, 5.26%, Maturing January 11, 2019		246	$247,181
B&M Retail Limited
Term Loan, 6.01%, Maturing February 18, 2020	GBP	1,025	1,543,384
CDW LLC
Term Loan, 3.50%, Maturing April 29, 2020		2,494	2,470,112
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		323	324,689
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		347	350,491
FTD, Inc.
Term Loan, 4.75%, Maturing June 11, 2018		577	577,158
Harbor Freight Tools USA, Inc.
Term Loan, 6.50%, Maturing November 14, 2017		496	500,716
J Crew Group, Inc.
Term Loan, 4.00%, Maturing March 7, 2018		858	854,642

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		1,368	$1,368,914
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		1,275	1,272,742
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018		395	396,975
Neiman Marcus Group, Inc. (The)
Term Loan, 4.00%, Maturing May 16, 2018		2,525	2,520,069
Ollie’s Bargain Outlet, Inc.
Term Loan, 5.25%, Maturing September 27, 2019		249	249,061
Party City Holdings Inc.
Term Loan, 4.25%, Maturing July 29, 2019		697	695,847
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 5.00%, Maturing October 11, 2018		224	225,697
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		1,594	1,596,465
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		892	879,069
Term Loan, 4.25%, Maturing August 7, 2019		298	294,308
ServiceMaster Company
Term Loan, 4.25%, Maturing January 31, 2017		721	715,424
Term Loan, 4.45%, Maturing January 31, 2017		1,462	1,452,786
Softlayer Technologies, Inc.
Term Loan, 7.75%, Maturing November 5, 2016		313	315,636
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		640	613,133
Vivarte SA
Term Loan - Second Lien, 3.83%, Maturing September 8, 2016	EUR	13	9,030
Term Loan - Second Lien, 3.83%, Maturing September 8, 2016	EUR	88	63,211
Term Loan - Second Lien, 3.83%, Maturing September 8, 2016	EUR	900	650,174
Wall Street Systems, Inc.
Term Loan, 5.75%, Maturing October 24, 2019		846	848,489
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		313	312,617

			$21,348,020

Steel — 3.3%
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		521	$529,747
FMG America Finance, Inc.
Term Loan, 5.25%, Maturing October 18, 2017		2,978	2,965,301

16	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel (continued)
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	3,375	$3,388,713
JFB Firth Rixson Inc.
Term Loan, 4.25%, Maturing June 30, 2017	149	149,126
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017	342	341,420
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	225	225,000
Patriot Coal Corporation
DIP Loan, 9.25%, Maturing October 4, 2013	425	422,477
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018	152	151,291
Waupaca Foundry, Inc.
Term Loan, 4.79%, Maturing June 29, 2017	727	727,494
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	323	321,756

		$9,222,325

Surface Transport — 0.8%
Hertz Corporation, (The)
Term Loan, 3.00%, Maturing March 11, 2018	760	$757,058
Term Loan, 3.75%, Maturing March 11, 2018	920	924,115
Swift Transportation Co. Inc.
Term Loan, 4.00%, Maturing December 21, 2017	608	613,346

		$2,294,519

Telecommunications — 5.6%
Arris Group, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	524	$520,851
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020	200	199,500
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing October 10, 2019	249	247,506
Term Loan, 4.75%, Maturing March 9, 2020	1,550	1,538,697
Crown Castle International Corporation
Term Loan, 3.25%, Maturing January 31, 2019	936	934,805
Intelsat Jackson Holdings Ltd.
Term Loan, 4.25%, Maturing April 2, 2018	5,109	5,126,891
Mitel Networks Corporation
Term Loan, 7.00%, Maturing February 27, 2019	374	375,232
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018	172	172,038
Term Loan, 3.75%, Maturing September 27, 2019	82	82,685

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	625	$624,739
Term Loan, 5.00%, Maturing April 23, 2019	941	944,909
Telesat LLC
Term Loan, 3.50%, Maturing March 28, 2019	3,416	3,420,903
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020	442	443,323
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019	969	972,534

		$15,604,613

Utilities — 4.0%
AES Corporation
Term Loan, 3.75%, Maturing June 1, 2018	1,342	$1,347,806
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 4, 2020	525	520,781
Term Loan, 3.25%, Maturing January 31, 2022	200	198,425
Calpine Corp.
Term Loan, 4.00%, Maturing April 2, 2018	466	465,907
Term Loan, 4.00%, Maturing April 2, 2018	2,370	2,371,708
Term Loan, 4.00%, Maturing October 9, 2019	422	421,615
Chrysler Group LLC
Term Loan, Maturing May 24, 2017(4)	2,475	2,488,471
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	477	475,135
Equipower Resources Holdings LLC
Term Loan, Maturing December 15, 2020(4)	300	298,500
Expera Specialty Solutions, LLC
Term Loan, Maturing December 21, 2018(4)	250	248,125
LSP Madison Funding, LLC
Term Loan, 5.58%, Maturing June 28, 2019	303	305,483
Raven Power Finance, LLC
Term Loan, 8.25%, Maturing November 15, 2018	249	249,994
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.72%, Maturing October 10, 2017	2,601	1,828,467

		$11,220,417

Total Senior Floating-Rate Interests (identified cost $407,961,320)		$406,114,914

17	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Corporate Bonds & Notes — 11.2%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.0%(3)
GenCorp, Inc.
7.125%, 3/15/21(7)	20	$20,800

		$20,800

Automotive — 0.1%
American Axle & Manufacturing, Inc.
9.25%, 1/15/17(7)	68	$73,610
General Motors Financial Co., Inc.
2.75%, 5/15/16(7)	5	4,928
4.75%, 8/15/17(7)	40	41,200
3.25%, 5/15/18(7)	5	4,875
4.25%, 5/15/23(7)	15	14,006
Navistar International Corp.
8.25%, 11/1/21	50	49,375

		$187,994

Beverage and Tobacco — 0.0%(3)
Constellation Brands, Inc.
6.00%, 5/1/22	35	$37,713
4.25%, 5/1/23	45	42,581

		$80,294

Brokers, Dealers and Investment Houses — 0.0%(3)
Alliance Data Systems Corp.
6.375%, 4/1/20(7)	30	$31,050
E*TRADE Financial Corp.
6.00%, 11/15/17	5	5,075
6.375%, 11/15/19	25	25,500

		$61,625

Building and Development — 0.1%
American Builders & Contractors Supply Co., Inc.
5.625%, 4/15/21(7)	15	$14,775
Brookfield Residential Properties, Inc.
6.50%, 12/15/20(7)	25	25,312
Builders FirstSource, Inc.
7.625%, 6/1/21(7)	35	33,950
HD Supply, Inc.
8.125%, 4/15/19	20	22,000
7.50%, 7/15/20(7)	15	15,225
11.50%, 7/15/20	15	17,438

Security	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Interline Brands, Inc.
10.00%, 11/15/18(6)	65	$70,200
Nortek, Inc.
10.00%, 12/1/18	45	49,050
8.50%, 4/15/21(7)	25	26,625

		$274,575

Business Equipment and Services — 0.1%
Education Management, LLC/Education Management Finance Corp.
15.00%, 7/1/18(7)	28	$28,973
FTI Consulting, Inc.
6.00%, 11/15/22(7)	20	20,350
Hertz Corp. (The)
6.25%, 10/15/22	25	26,219
IMS Health Incorporated
6.00%, 11/1/20(7)	40	40,800
MDC Partners, Inc.
6.75%, 4/1/20(7)	15	15,038
TransUnion Holding Co., Inc.
8.125%, 6/15/18(7)	55	58,506
United Rentals North America, Inc.
8.375%, 9/15/20	10	10,875
7.625%, 4/15/22	10	10,875

		$211,636

Cable and Satellite Television — 0.1%
AMC Networks, Inc.
4.75%, 12/15/22	15	$14,550
CCO Holdings, LLC/CCO Capital Corp.
5.25%, 9/30/22	80	76,400
5.75%, 1/15/24	30	29,025
DISH DBS Corp.
6.75%, 6/1/21	85	90,737
5.875%, 7/15/22	30	30,600

		$241,312

Chemicals and Plastics — 1.5%
Ashland, Inc.
3.00%, 3/15/16(7)	5	$5,050
Hexion US Finance Corp.
6.625%, 4/15/20(7)	475	476,187
6.625%, 4/15/20	1,000	1,002,500

18	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Ineos Finance PLC
7.25%, 2/15/19(7)	EUR	500	$683,366
8.375%, 2/15/19(7)		500	548,125
7.50%, 5/1/20(7)		400	427,000
Milacron, LLC/Mcron Finance Corp.
7.75%, 2/15/21(7)		10	10,025
Rockwood Specialties Group, Inc.
4.625%, 10/15/20		65	65,569
TPC Group, Inc.
8.75%, 12/15/20(7)		20	20,550
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19(7)		1,000	960,000
Tronox Finance, LLC
6.375%, 8/15/20(7)		60	56,850

			$4,255,222

Clothing / Textiles — 0.0%(3)
Levi Strauss & Co.
6.875%, 5/1/22		15	$16,350
SIWF Merger Sub, Inc./Springs Industries, Inc.
6.25%, 6/1/21(7)		25	24,563

			$40,913

Conglomerates — 0.1%
Belden, Inc.
5.50%, 9/1/22(7)		10	$9,875
General Cable Corp.
5.75%, 10/1/22(7)		40	39,800
Harbinger Group, Inc.
7.875%, 7/15/19(7)		15	15,413
Spectrum Brands Escrow Corp.
6.375%, 11/15/20(7)		25	26,250
6.625%, 11/15/22(7)		40	42,000

			$133,338

Containers and Glass Products — 0.7%
BOE Merger Corp.
9.50%, 11/1/17(6)(7)		45	$46,125
Crown Americas, LLC/Crown Americas Capital Corp. IV
4.50%, 1/15/23(7)		25	23,687
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		1,975	1,994,750
Sealed Air Corp.
8.375%, 9/15/21(7)		5	5,675

			$2,070,237

Security		Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries — 0.1%
Alphabet Holding Co., Inc.
7.75%, 11/1/17(6)		65	$66,950
Party City Holdings, Inc.
8.875%, 8/1/20(7)		65	70,037
Sun Products Corp. (The)
7.75%, 3/15/21(7)		30	29,925

			$166,912

Diversified Financial Services — 0.3%
KION Finance SA
4.703%, 2/15/20(7)(8)	EUR	650	$850,302

			$850,302

Drugs — 0.1%
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(7)		115	$114,281
VPII Escrow Corp.
7.50%, 7/15/21(7)		30	31,088

			$145,369

Ecological Services and Equipment — 0.0%(3)
ADS Waste Holdings, Inc.
8.25%, 10/1/20(7)		25	$25,625
Clean Harbors, Inc.
5.25%, 8/1/20		25	25,500
5.125%, 6/1/21		30	30,375

			$81,500

Electronics / Electrical — 0.1%
Ceridian Corp.
11.00%, 3/15/21(7)		10	$11,100
CommScope Holding Co., Inc.
6.625%, 6/1/20(6)(7)		25	24,000
Infor US, Inc.
9.375%, 4/1/19		35	38,106
NCR Corp.
5.00%, 7/15/22		30	29,100
Nuance Communications, Inc.
5.375%, 8/15/20(7)		60	58,950

			$161,256

19	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.6%
Air Lease Corp.
4.50%, 1/15/16	135	$136,350
International Lease Finance Corp.
5.65%, 6/1/14	405	413,606
8.625%, 9/15/15	595	653,756
6.75%, 9/1/16(7)	175	189,875
7.125%, 9/1/18(7)	175	194,250

		$1,587,837

Financial Intermediaries — 0.6%
Ally Financial, Inc.
2.475%, 12/1/14(8)	20	$19,809
0.00%, 6/15/15	40	37,108
4.625%, 6/26/15	275	281,984
CIT Group, Inc.
5.50%, 2/15/19(7)	25	25,937
5.375%, 5/15/20	5	5,144
5.00%, 8/15/22	10	9,969
First Data Corp.
7.375%, 6/15/19(7)	500	516,250
6.75%, 11/1/20(7)	625	639,062
11.25%, 1/15/21(7)	25	25,063
10.625%, 6/15/21(7)	25	24,813
Lender Processing Services, Inc.
5.75%, 4/15/23	40	42,700
Nuveen Investments, Inc.
9.50%, 10/15/20(7)	70	70,000

		$1,697,839

Food Products — 0.0%(3)
B&G Foods, Inc.
4.625%, 6/1/21	10	$9,575
Michael Foods Holding, Inc.
8.50%, 7/15/18(6)(7)	20	20,650

		$30,225

Food Service — 0.0%(3)
Aramark Corp.
5.75%, 3/15/20(7)	15	$15,413

		$15,413

Security	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 0.0%(3)
Pantry, Inc. (The)
8.375%, 8/1/20	40	$43,150

		$43,150

Health Care — 1.0%
Alere, Inc.
8.625%, 10/1/18	20	$21,200
6.50%, 6/15/20(7)	15	14,606
Amsurg Corp.
5.625%, 11/30/20	15	15,075
Biomet, Inc.
6.50%, 8/1/20	55	56,959
CDRT Holding Corp.
9.25%, 10/1/17(6)(7)	45	45,788
Community Health Systems, Inc.
5.125%, 8/15/18	1,115	1,134,512
7.125%, 7/15/20	65	67,113
DaVita, Inc.
5.75%, 8/15/22	110	110,275
DJO Finance, LLC/DJO Finance Corp.
8.75%, 3/15/18	10	10,850
HCA Holdings, Inc.
6.25%, 2/15/21	40	40,900
HCA, Inc.
6.50%, 2/15/20	10	10,844
Hologic, Inc.
6.25%, 8/1/20	130	135,444
INC Research, LLC
11.50%, 7/15/19(7)	25	27,000
inVentiv Health, Inc.
9.00%, 1/15/18(7)	625	654,687
Kinetic Concepts, Inc./KCI USA, Inc.
10.50%, 11/1/18	25	27,000
Tenet Healthcare Corp.
4.375%, 10/1/21(7)	300	275,625
United Surgical Partners International, Inc.
9.00%, 4/1/20	35	37,975
VWR Funding, Inc.
7.25%, 9/15/17	50	52,000

		$2,737,853

20	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Home Furnishings — 0.2%
Libbey Glass, Inc.
6.875%, 5/15/20		333	$350,066
Sanitec Corp.
4.953%, 5/15/18(7)(8)	EUR	125	161,504
Tempur-Pedic International, Inc.
6.875%, 12/15/20(7)		15	15,900

			$527,470

Homebuilders / Real Estate — 0.0%(3)
BC Mountain, LLC/BC Mountain Finance, Inc.
7.00%, 2/1/21(7)		30	$30,675

			$30,675

Industrial Equipment — 0.0%(3)
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(2)(7)(9)		39	$31,352
Manitowoc Co., Inc. (The)
5.875%, 10/15/22		20	20,200

			$51,552

Insurance — 0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub, LLC
7.875%, 12/15/20(7)		20	$20,200
CNO Financial Group, Inc.
6.375%, 10/1/20(7)		525	560,438
Hub International, Ltd.
8.125%, 10/15/18(7)		35	36,575
Onex USI Acquisition Corp.
7.75%, 1/15/21(7)		50	49,500
Towergate Finance PLC
6.006%, 2/15/18(7)(8)	GBP	325	486,419

			$1,153,132

Leisure Goods / Activities / Movies — 0.2%
AMC Entertainment, Inc.
8.75%, 6/1/19		60	$64,500
Bombardier, Inc.
4.25%, 1/15/16(7)		20	20,550
6.125%, 1/15/23(7)		10	9,975
National CineMedia, LLC
6.00%, 4/15/22		380	391,875
NCL Corp., Ltd.
5.00%, 2/15/18(7)		10	9,850

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Regal Entertainment Group
5.75%, 2/1/25	10	$9,550
Royal Caribbean Cruises
6.875%, 12/1/13	20	20,450
7.25%, 6/15/16	10	11,050
7.25%, 3/15/18	20	22,600
Seven Seas Cruises, S. de R.L.
9.125%, 5/15/19	35	37,275
Viking Cruises, Ltd.
8.50%, 10/15/22(7)	35	38,500
WMG Acquisition Corp.
6.00%, 1/15/21(7)	23	23,517

		$659,692

Lodging and Casinos — 0.8%
Buffalo Thunder Development Authority
9.375%, 12/15/14(7)(10)	265	$85,462
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20	1,075	1,016,547
Caesars Operating Escrow, LLC/Caesars Escrow Corp.
9.00%, 2/15/20(7)	275	263,312
9.00%, 2/15/20(7)	575	552,000
Inn of the Mountain Gods Resort & Casino
8.75%, 11/30/20(7)	31	31,155
MGM Resorts International
6.625%, 12/15/21	50	51,625
7.75%, 3/15/22	15	16,369
Mohegan Tribal Gaming Authority
10.50%, 12/15/16(7)	50	49,000
11.00%, 9/15/18(7)	20	18,950
Station Casinos, LLC
7.50%, 3/1/21(7)	35	35,525
SugarHouse HSP Gaming Property, LP/SugarHouse HSP Gaming Finance Corp.
6.375%, 6/1/21(7)	10	9,725
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(7)	165	146,850
Waterford Gaming, LLC
8.625%, 9/15/14(2)(7)	84	41,490

		$2,318,010

Mining, Steel, Iron and Nonprecious Metals — 0.1%
ArcelorMittal
6.75%, 2/25/22	10	$10,300

21	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Mining, Steel, Iron and Nonprecious Metals (continued)
Eldorado Gold Corp.
6.125%, 12/15/20(7)	55	$53,350
IAMGOLD Corp.
6.75%, 10/1/20(7)	55	46,750
Inmet Mining Corp.
8.75%, 6/1/20(7)	15	15,412
7.50%, 6/1/21(7)	20	19,250

		$145,062

Nonferrous Metals / Minerals — 0.0%(3)
New Gold, Inc.
7.00%, 4/15/20(7)	20	$20,300
6.25%, 11/15/22(7)	35	33,688

		$53,988

Oil and Gas — 0.5%
Atlas Energy Holdings Operating Co., LLC
7.75%, 1/15/21(7)	15	$14,400
Atlas Pipeline Partners, LP
4.75%, 11/15/21(7)	10	9,013
Berry Petroleum Co.
6.375%, 9/15/22	5	5,006
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	20	20,434
Bristow Group, Inc.
6.25%, 10/15/22	45	46,294
Chesapeake Energy Corp.
6.125%, 2/15/21	75	79,125
5.75%, 3/15/23	45	45,675
Concho Resources, Inc.
5.50%, 4/1/23	80	79,200
Continental Resources, Inc.
5.00%, 9/15/22	85	86,912
4.50%, 4/15/23(7)	30	29,213
CrownRock, LP/CrownRock Finance, Inc.
7.125%, 4/15/21(7)	30	29,550
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22(7)	65	64,025
EP Energy, LLC/EP Energy Finance, Inc.
6.875%, 5/1/19	100	107,500
9.375%, 5/1/20	70	79,450
EP Energy, LLC/Everest Acquisition Finance, Inc.
7.75%, 9/1/22	20	21,500

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
EPL Oil & Gas, Inc.
8.25%, 2/15/18	40	$41,400
FTS International Services, LLC/FTS International Bonds, Inc.
8.125%, 11/15/18(7)	18	18,765
Kodiak Oil & Gas Corp.
5.50%, 1/15/21(7)	5	4,881
Laredo Petroleum, Inc.
7.375%, 5/1/22	35	36,925
MEG Energy Corp.
6.375%, 1/30/23(7)	50	48,750
Newfield Exploration Co.
5.625%, 7/1/24	65	63,375
Oasis Petroleum, Inc.
6.875%, 1/15/23	75	77,625
Plains Exploration & Production Co.
6.875%, 2/15/23	95	101,747
Rosetta Resources, Inc.
5.625%, 5/1/21	25	24,438
Sabine Pass LNG, L.P.
6.50%, 11/1/20(7)	55	55,825
SandRidge Energy, Inc.
7.50%, 3/15/21	15	14,400
Seven Generations Energy, Ltd.
8.25%, 5/15/20(7)	15	15,000
SM Energy Co.
6.50%, 1/1/23	40	42,200
Tesoro Corp.
5.375%, 10/1/22	55	55,962

		$1,318,590

Publishing — 0.1%
Laureate Education, Inc.
9.25%, 9/1/19(7)	315	$338,625
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance
9.75%, 4/1/21(7)	45	46,237

		$384,862

Radio and Television — 0.7%
Clear Channel Communications, Inc.
9.00%, 12/15/19(7)	451	$439,725
11.25%, 3/1/21(7)	20	20,950

22	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Clear Channel Worldwide Holdings, Inc., Series A
6.50%, 11/15/22(7)	25	$25,750
Clear Channel Worldwide Holdings, Inc., Series B
6.50%, 11/15/22(7)	70	72,450
Entravision Communications Corp.
8.75%, 8/1/17	844	902,025
LBI Media, Inc.
13.50%, 4/15/20(7)	6	2,421
Starz, LLC/Starz Finance Corp.
5.00%, 9/15/19	35	34,913
Univision Communications, Inc.
6.75%, 9/15/22(7)	425	448,375
5.125%, 5/15/23(7)	25	23,750

		$1,970,359

Real Estate Investment Trusts (REITs) — 0.0%(3)
RHP Hotel Properties LP/RHP Finance Corp.
5.00%, 4/15/21(7)	5	$4,875

		$4,875

Retailers (Except Food and Drug) — 0.2%
Burlington Holdings, LLC/Burlington Holding Finance, Inc.
9.00%, 2/15/18(6)(7)	40	$41,200
Claire’s Stores, Inc.
8.875%, 3/15/19	10	10,550
9.00%, 3/15/19(7)	70	77,350
6.125%, 3/15/20(7)	25	24,688
7.75%, 6/1/20(7)	20	19,450
Hot Topic, Inc.
9.25%, 6/15/21(7)	55	55,962
Michaels Stores, Inc.
7.75%, 11/1/18	75	80,625
New Academy Finance Co., LLC/New Academy Finance Corp.
8.00%, 6/15/18(6)(7)	50	51,500
Petco Holdings, Inc.
8.50%, 10/15/17(6)(7)	110	112,750
Radio Systems Corp.
8.375%, 11/1/19(7)	30	32,025
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	95	96,900

		$603,000

Security		Principal Amount* (000’s omitted)	Value

Steel — 0.0%(3)
AK Steel Corp.
8.75%, 12/1/18(7)		15	$15,844

			$15,844

Surface Transport — 0.0%(3)
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(7)		15	$15,000

			$15,000

Telecommunications — 1.1%
Avaya, Inc.
9.00%, 4/1/19(7)		20	$19,300
Crown Castle International Corp.
5.25%, 1/15/23		55	53,006
Frontier Communications Corp.
7.625%, 4/15/24		20	20,150
Intelsat Jackson Holdings SA
7.25%, 10/15/20		55	58,025
Intelsat Luxembourg SA
7.75%, 6/1/21(7)		65	65,894
8.125%, 6/1/23(7)		55	56,994
Lynx I Corp.
5.375%, 4/15/21(7)		475	479,750
6.00%, 4/15/21(7)	GBP	475	719,951
MetroPCS Wireless, Inc.
6.25%, 4/1/21(7)		60	61,275
6.625%, 4/1/23(7)		85	86,806
NII International Telecom SCA
7.875%, 8/15/19(7)		30	28,575
SBA Communications Corp.
5.625%, 10/1/19(7)		30	29,813
SBA Telecommunications, Inc.
5.75%, 7/15/20(7)		50	50,313
Sprint Nextel Corp.
7.00%, 8/15/20		555	588,300
6.00%, 11/15/22		75	73,875
Wind Acquisition Finance SA
5.456%, 4/30/19(7)(8)	EUR	250	324,599
6.50%, 4/30/20(7)		225	224,437
Windstream Corp.
6.375%, 8/1/23		15	14,100

			$2,955,163

23	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Utilities — 1.4%
AES Corporation
4.875%, 5/15/23	15	$14,025
Calpine Corp.
7.50%, 2/15/21(7)	2,138	2,293,005
7.875%, 1/15/23(7)	1,530	1,652,400
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
6.875%, 8/15/17(7)	20	20,400
Energy Transfer Equity, L.P.
7.50%, 10/15/20	15	16,462

		$3,996,292

Total Corporate Bonds & Notes (identified cost $30,887,702)		$31,299,168

Asset-Backed Securities — 3.0%

Security	Principal Amount (000’s omitted)	Value
Avalon Capital Ltd. 3, Series 1A, Class D, 2.224%, 2/24/19(7)(8)	$295	$271,361
Babson Ltd., Series 2005-1A, Class C1, 2.227%, 4/15/19(7)(8)	376	350,346
Babson Ltd., Series 2013-IA, Class C, 2.912%, 4/20/25(7)(8)	225	214,983
Babson Ltd., Series 2013-IA, Class D, 3.712%, 4/20/25(7)(8)	175	164,098
Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.774%, 3/8/17(7)(8)	492	492,125
Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.028%, 7/17/19(7)(8)	500	472,751
CIFC Funding, Ltd., Series 2013-2A, Class A3L, 2.976%, 4/21/25(7)(8)	1,325	1,250,824
Dryden Senior Loan Fund, Series 2013-28A, Class A3L, 8/15/25(7)(11)	750	750,000
Dryden Senior Loan Fund, Series 2013-28A, Class B1L, 8/15/25(7)(11)	320	309,603
Dryden Senior Loan Fund, Series 2013-28A, Class B2L, 8/15/25(7)(11)	215	193,175
Madison Park Funding Ltd., Series 2006-2A, Class D, 5.023%, 3/25/20(7)(8)	1,000	1,000,135
Oak Hill Credit Partners, Series 2013-8A, Class C, 2.975%, 4/20/25(7)(8)	200	190,418
Oak Hill Credit Partners, Series 2013-8A, Class D, 3.775%, 4/20/25(7)(8)	200	187,703

Security	Principal Amount (000’s omitted)	Value

Octagon Investment Partners XVI Ltd., Series 2013-1A, Class C1, 3.022%, 7/17/25(7)(8)	$475	$475,000
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.622%, 7/17/25(7)(8)	475	462,555
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class E, 4.772%, 7/17/25(7)(8)	550	518,925
Schiller Park CLO Ltd., Series 2007-1A, Class D, 2.526%, 4/25/21(7)(8)	1,000	921,690

Total Asset-Backed Securities (identified cost $8,441,467)		$8,225,692

Common Stocks — 1.6%

Security	Shares	Value

Automotive — 0.1%
Dayco Products, LLC(9)(12)	10,159	$360,644

		$360,644

Building and Development — 0.1%
Panolam Holdings Co.(2)(12)(13)	131	$171,962
United Subcontractors, Inc.(2)(9)(12)	292	13,359

		$185,321

Food Service — 0.1%
Buffets Restaurants Holdings, Inc.(2)(9)(12)	22,185	$144,202

		$144,202

Home Furnishings — 0.1%
Oreck Corp.(2)(9)(12)	2,275	$0
Sanitec Europe Oy B Units(2)(9)(12)	26,265	199,315
Sanitec Europe Oy E Units(2)(9)(12)	25,787	0

		$199,315

Leisure Goods / Activities / Movies — 0.4%
Metro-Goldwyn-Mayer Holdings, Inc.(9)(12)	22,424	$1,132,412

		$1,132,412

Lodging and Casinos — 0.3%
Affinity Gaming, LLC(2)(9)(12)	23,498	$305,478
Greektown Superholdings, Inc.(12)	45	3,600
Tropicana Entertainment, Inc.(2)(9)(12)	25,430	397,344

		$706,422

24	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

Security	Shares	Value

Nonferrous Metals / Minerals — 0.0%(3)
Euramax International, Inc.(2)(9)(12)	468	$105,188

		$105,188

Publishing — 0.5%
ION Media Networks, Inc.(2)(9)	2,155	$1,365,839
MediaNews Group, Inc.(2)(9)(12)	5,771	121,079

		$1,486,918

Total Common Stocks (identified cost $2,442,905)		$4,320,422

Warrants — 0.0%(3)

Security	Shares	Value

Oil and Gas — 0.0%(3)
SemGroup Corp., Expires 11/30/14(12)	789	$20,928

Total Warrants (identified cost $8)		$20,928

Miscellaneous — 0.0%(3)

Security	Shares	Value

Business Equipment and Services — 0.0%(3)
NCS Acquisition Corp., Escrow Certificate(2)(12)	20,000	$276

		$276

Cable and Satellite Television — 0.0%(3)
Adelphia Recovery Trust(2)(12)	261,268	$0
Adelphia, Inc., Escrow Certificate(12)	270,000	2,362

		$2,362

Oil and Gas — 0.0%(3)
SemGroup Corp., Escrow Certificate(12)	290,000	$5,800

		$5,800

Total Miscellaneous (identified cost $250,466)		$8,438

Short-Term Investments — 3.4%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(14)	$9,455	$9,454,974

Total Short-Term Investments (identified cost $9,454,974)		$9,454,974

Total Investments — 165.1% (identified cost $459,438,842)		$459,444,536

Less Unfunded Loan Commitments — (0.1)%		$(135,714)

Net Investments — 165.0% (identified cost $459,303,128)		$459,308,822

Other Assets, Less Liabilities — (25.5)%		$(70,943,346)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (39.5)%		$(110,001,062)

Net Assets Applicable to Common Shares — 100.0%		$278,364,414

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

DIP	–	Debtor in Possession
EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 13).

(3)	Amount is less than 0.05%.

(4)	This Senior Loan will settle after June 30, 2013, at which time the interest rate will be determined.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(6)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

25	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Portfolio of Investments — continued

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At June 30, 2013, the aggregate value of these securities is $27,259,618 or 9.8% of the Trust’s net assets applicable to common shares.

(8)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2013.

(9)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(10)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(11)	When-issued security which will settle after June 30, 2013, at which time the interest rate will be determined.

(12)	Non-income producing security.

(13)	Restricted security (see Note 8).

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2013.

26	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Statement of Assets and Liabilities

Assets	June 30, 2013
Unaffiliated investments, at value (identified cost, $449,848,154)	$449,853,848
Affiliated investment, at value (identified cost, $9,454,974)	9,454,974
Cash	6,284,467
Restricted cash*	530,000
Foreign currency, at value (identified cost, $5,023,532)	5,030,485
Interest receivable	1,750,418
Interest receivable from affiliated investment	755
Receivable for investments sold	2,851,909
Receivable for open forward foreign currency exchange contracts	41,099
Tax reclaims receivable	841
Prepaid expenses and other assets	17,951
Total assets	$475,816,747

Liabilities
Notes payable	$65,000,000
Payable for investments purchased	20,480,481
Payable for when-issued securities	1,252,778
Payable for open forward foreign currency exchange contracts	69,152
Payable to affiliates:
Investment adviser fee	303,850
Administration fee	93,781
Trustees’ fees	4,258
Accrued expenses	246,971
Total liabilities	$87,451,271
Auction preferred shares (4,400 shares outstanding) at liquidation value plus cumulative unpaid dividends	$110,001,062
Net assets applicable to common shares	$278,364,414

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 37,864,018 shares issued and outstanding	$378,640
Additional paid-in capital	324,774,578
Accumulated net realized loss	(47,912,937)
Accumulated undistributed net investment income	1,139,058
Net unrealized depreciation	(14,925)
Net assets applicable to common shares	$278,364,414

Net Asset Value Per Common Share
($278,364,414 ÷ 37,864,018 common shares issued and outstanding)	$7.35

*	Represents restricted cash on deposit at the custodian for open forward foreign currency exchange contracts.

27	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Statement of Operations

Investment Income	Year Ended June 30, 2013
Interest and other income	$22,913,278
Dividends	524,085
Interest allocated from affiliated investment	9,242
Expenses allocated from affiliated investment	(963)
Total investment income	$23,445,642

Expenses
Investment adviser fee	$3,529,372
Administration fee	1,078,321
Trustees’ fees and expenses	17,082
Custodian fee	278,356
Transfer and dividend disbursing agent fees	20,684
Legal and accounting services	134,330
Printing and postage	55,920
Interest expense and fees	631,991
Preferred shares service fee	162,527
Miscellaneous	133,569
Total expenses	$6,042,152
Deduct —
Reduction of custodian fee	$14
Total expense reductions	$14

Net expenses	$6,042,138

Net investment income	$17,403,504

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,565,809
Investment transactions allocated from affiliated investment	262
Foreign currency and forward foreign currency exchange contract transactions	437,245
Net realized gain	$4,003,316
Change in unrealized appreciation (depreciation) —
Investments	$3,299,709
Foreign currency and forward foreign currency exchange contracts	(227,282)
Net change in unrealized appreciation (depreciation)	$3,072,427

Net realized and unrealized gain	$7,075,743

Distributions to preferred shareholders
From net investment income	$(127,105)

Net increase in net assets from operations	$24,352,142

28	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Statements of Changes in Net Assets

	Year Ended June 30,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$17,403,504	$15,980,515
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	4,003,316	2,421,526
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	3,072,427	(4,859,938)
Distributions to preferred shareholders —
From net investment income	(127,105)	(93,709)
Net increase in net assets from operations	$24,352,142	$13,448,394
Distributions to common shareholders —
From net investment income	$(17,660,884)	$(16,207,874)
Total distributions to common shareholders	$(17,660,884)	$(16,207,874)
Capital share transactions —
Proceeds from shelf offering, net of offering costs (See Note 6)	$8,228,437	$—
Reinvestment of distributions to common shareholders	277,018	—
Net increase in net assets from capital shares transactions	$8,505,455	$—

Net increase (decrease) in net assets	$15,196,713	$(2,759,480)

Net Assets Applicable to Common Shares
At beginning of year	$263,167,701	$265,927,181
At end of year	$278,364,414	$263,167,701

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$1,139,058	$1,212,423

29	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended June 30, 2013
Net increase in net assets from operations	$24,352,142
Distributions to preferred shareholders	127,105
Net increase in net assets from operations excluding distributions to preferred shareholders	$24,479,247
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(232,495,646)
Investments sold and principal repayments	220,374,382
Increase in short-term investments, net	(1,955,490)
Net amortization/accretion of premium (discount)	(1,205,888)
Increase in restricted cash	(530,000)
Decrease in interest receivable	27,848
Increase in interest receivable from affiliated investment	(436)
Decrease in receivable for open forward foreign currency exchange contracts	236,644
Increase in tax reclaims receivable	(841)
Decrease in prepaid expenses and other assets	6,178
Increase in payable for open forward foreign currency exchange contracts	26,003
Increase in payable to affiliate for investment adviser fee	24,274
Increase in payable to affiliate for administration fee	8,544
Increase in payable to affiliate for Trustees’ fees	58
Decrease in accrued expenses	(12,783)
Decrease in unfunded loan commitments	(558,114)
Net change in unrealized (appreciation) depreciation from investments	(3,299,709)
Net realized gain from investments	(3,565,809)
Net cash provided by operating activities	$1,558,462

Cash Flows From Financing Activities
Proceeds from shelf offering, net of offering costs	$8,228,437
Distributions paid to common shareholders, net of reinvestments	(17,383,866)
Cash distributions to preferred shareholders	(127,028)
Proceeds from notes payable	23,000,000
Repayment of notes payable	(4,000,000)
Net cash provided by financing activities	$9,717,543

Net increase in cash*	$11,276,005

Cash at beginning of year(1)	$38,947

Cash at end of year(1)	$11,314,952

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$277,018
Cash paid for interest and fees on borrowings	$622,574

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $6,540.

(1)	Balance includes foreign currency, at value.

30	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year (Common shares)	$7.160	$7.240	$6.710	$5.480	$7.480

Income (Loss) From Operations
Net investment income(1)	$0.468	$0.435	$0.420	$0.395	$0.492
Net realized and unrealized gain (loss)	0.194	(0.071)	0.557	1.198	(2.012)
Distributions to preferred shareholders
From net investment income(1)	(0.003)	(0.003)	(0.006)	(0.006)	(0.033)

Total income (loss) from operations	$0.659	$0.361	$0.971	$1.587	$(1.553)

Less Distributions to Common Shareholders
From net investment income	$(0.476)	$(0.441)	$(0.441)	$(0.357)	$(0.439)
Tax return of capital	—	—	—	—	(0.008)

Total distributions to common shareholders	$(0.476)	$(0.441)	$(0.441)	$(0.357)	$(0.447)

Premium from common shares sold through shelf offering (see Note 6)(1)	$0.007	$—	$—	$—	$—

Net asset value — End of year (Common shares)	$7.350	$7.160	$7.240	$6.710	$5.480

Market value — End of year (Common shares)	$7.520	$7.020	$7.200	$6.630	$4.690

Total Investment Return on Net Asset Value(2)	9.49%	5.58%	14.80%	29.77%	(18.99)%

Total Investment Return on Market Value(2)	14.26%	4.09%	15.55%	49.83%	(21.66)%

31	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Net assets applicable to common shares, end of year (000’s omitted)	$278,364	$263,168	$265,927	$245,741	$200,183
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees(4)	1.98%	2.01%	1.95%	2.05%	2.44%
Interest and fee expense(5)	0.23%	0.23%	0.23%	0.25%	0.99%
Total expenses	2.21%	2.24%	2.18%	2.30%	3.43%
Net investment income	6.35%	6.17%	5.90%	6.08%	9.64%
Portfolio Turnover	52%	38%	53%	43%	18%
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses excluding interest and fees(4)	1.25%	1.27%	1.26%	1.31%	1.54%
Interest and fee expense(5)	0.15%	0.15%	0.15%	0.16%	0.62%
Total expenses	1.40%	1.42%	1.41%	1.47%	2.16%
Net investment income	4.03%	3.93%	3.82%	3.90%	6.06%
Senior Securities:
Total notes payable outstanding (in 000’s)	$65,000	$46,000	$36,000	$31,000	$3,000
Asset coverage per $1,000 of notes payable(6)	$6,975	$9,112	$11,442	$12,476	$104,397
Total preferred shares outstanding	4,400	4,400	4,400	4,400	4,400
Asset coverage per preferred share(7)	$64,766	$67,174	$70,536	$68,571	$69,290
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Interest and fee expense relates to the notes payable incurred to redeem the Trust’s APS (see Note 10).

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 259%, 269%, 282%, 274% and 277% at June 30, 2013, 2012, 2011, 2010 and 2009, respectively.

(8)	Plus accumulated and unpaid dividends.

32	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior, secured floating-rate loans.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Trust’s investment in Cash Reserves Fund reflects the Trust’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

33

Eaton Vance

Senior Income Trust

June 30, 2013

Notes to Financial Statements — continued

of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At June 30, 2013, the Trust, for federal income tax purposes, had a capital loss carryforward of $47,913,141 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The capital loss carryforward will expire on June 30, 2017 ($18,334,797), June 30, 2018 ($22,498,410) and June 30, 2019 ($7,079,934). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after June 30, 2013.

During the year ended June 30, 2013, a capital loss carryforward of $3,928,771 was utilized to offset net realized gains by the Trust.

As of June 30, 2013, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2013, the Trust had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

34

Eaton Vance

Senior Income Trust

June 30, 2013

Notes to Financial Statements — continued

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2   Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on June 27, 2001 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 125% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding as of June 30, 2013 is as follows:

APS Issued and Outstanding

Series A	2,200
Series B	2,200

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at June 30, 2013, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at June 30, 2013	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.10%	$63,921	0.11%	0.03–0.20
Series B	0.06	63,184	0.11	0.03–0.20

35

Eaton Vance

Senior Income Trust

June 30, 2013

Notes to Financial Statements — continued

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rates for each series as of June 30, 2013.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended June 30, 2013 and 2012 was as follows:

	Year Ended June 30,
	2013	2012

Distributions declared from:
Ordinary income	$17,787,989	$16,301,583

During the year ended June 30, 2013, accumulated net realized loss was increased by $32,527, accumulated undistributed net investment income was increased by $311,120, and paid-in capital was decreased by $278,593 due to differences between book and tax accounting, primarily for foreign currency gain (loss), mixed straddles, defaulted bond interest and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,150,092
Capital loss carryforward	$(47,913,141)
Net unrealized depreciation	$(25,755)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and defaulted bonds.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.81% (0.82% prior to May 1, 2013) of the Trust’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual adviser fee rate is reduced by 0.01% every May 1 thereafter for the next twenty-nine years. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended June 30, 2013, the Trust’s investment adviser fee totaled $3,529,372. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust’s average weekly gross assets. For the year ended June 30, 2013, the administration fee amounted to $1,078,321.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $249,221,628 and $222,752,668, respectively, for the year ended June 30, 2013.

36

Eaton Vance

Senior Income Trust

June 30, 2013

Notes to Financial Statements — continued

6  Common Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended June 30, 2013 were 37,672. There were no transactions in common shares by the Trust for the year ended June 30, 2012.

Pursuant to a registration statement filed with and declared effective November 14, 2012 by the SEC, the Trust is authorized to issue up to an additional 3,677,150 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share.

During the year ended June 30, 2013, the Trust sold 1,073,798 common shares and received proceeds (net of offering costs) of $8,228,437 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold was $244,867.

Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust’s shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that the sales commissions retained by EVD during the year ended June 30, 2013 were $16,623.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$459,313,958

Gross unrealized appreciation	$5,092,801
Gross unrealized depreciation	(5,097,937)

Net unrealized depreciation	$(5,136)

8  Restricted Securities

At June 30, 2013, the Trust owned the following securities (representing 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Panolam Holdings Co.	12/30/09	131	$71,985	$171,962

Total Restricted Securities			$71,985	$171,962

9  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

37

Eaton Vance

Senior Income Trust

June 30, 2013

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at June 30, 2013 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

7/31/13	British Pound Sterling 533,958	United States Dollar 826,236	HSBC Bank USA	$14,273

8/30/13	British Pound Sterling 4,292,259	United States Dollar 6,483,328	Goldman Sachs International	(42,443)

8/30/13	Euro 2,009,781	United States Dollar 2,600,697	Citibank NA	(15,990)

9/30/13	British Pound Sterling 2,218,667	United States Dollar 3,399,331	Citibank NA	26,826
9/30/13	Euro 8,954,590	United States Dollar 11,649,653	HSBC Bank USA	(10,719)

				$(28,053)

At June 30, 2013, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At June 30, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $69,152.

The non-exchange traded derivatives in which the Trust invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At June 30, 2013, the maximum amount of loss the Trust would incur due to counterparty risk was $41,099, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $26,826. To mitigate this risk, the Trust has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Trust or the counterparty. At June 30, 2013, the maximum amount of loss the Trust would incur due to counterparty risk would be reduced by approximately $27,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Trust if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

38

Eaton Vance

Senior Income Trust

June 30, 2013

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at June 30, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$41,099	(1)	$(69,152	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended June 30, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$309,982	(1)	$(262,647	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended June 30, 2013, which is indicative of the volume of this derivative type, was approximately $17,992,000.

10  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $65 million ($50 million prior to March 28, 2013) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 19, 2014, the Trust also pays a program fee of 0.80% (0.60% prior to March 28, 2013) per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 50% of the total facility size) per annum on the borrowing limit under the Agreement. Prior to March 28, 2013, the Trust paid a liquidity fee of 0.45% per annum on the borrowing limit. Program and liquidity fees for the year ended June 30, 2013 totaled $512,380 and are included in interest expense and fees on the Statement of Operations. The Trust is required to maintain certain net asset levels during the term of the Agreement. At June 30, 2013, the Trust had borrowings outstanding under the Agreement of $65,000,000 at an interest rate of 0.22%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at June 30, 2013 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 13) at June 30, 2013. For the year ended June 30, 2013, the average borrowings under the Agreement and the average interest rate (excluding fees) were $47,613,699 and 0.25%, respectively.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

39

Eaton Vance

Senior Income Trust

June 30, 2013

Notes to Financial Statements — continued

12  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2013, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$404,335,399	$1,643,801	$405,979,200
Corporate Bonds & Notes	—	31,226,326	72,842	31,299,168
Asset-Backed Securities	—	8,225,692	—	8,225,692
Common Stocks	—	1,496,656	2,823,766	4,320,422
Warrants	—	20,928	—	20,928
Miscellaneous	—	8,162	276	8,438
Short-Term Investments	—	9,454,974	—	9,454,974

Total Investments	$—	$454,768,137	$4,540,685	$459,308,822

Forward Foreign Currency Exchange Contracts	$—	$41,099	$—	$41,099

Total	$—	$454,809,236	$4,540,685	$459,349,921

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(69,152)	$—	$(69,152)

Total	$—	$(69,152)	$—	$(69,152)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2013 is not presented.

At June 30, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

40

Eaton Vance

Senior Income Trust

June 30, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the “Trust”), including the portfolio of investments, as of June 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of June 30, 2013, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust as of June 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 16, 2013

41

Eaton Vance

Senior Income Trust

June 30, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2013 ordinary income dividends, 2.75% qualifies for the corporate dividends received deduction.

42

Eaton Vance

Senior Income Trust

June 30, 2013

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares

(Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer &

Trust Company, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the

Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

43

Eaton Vance

Senior Income Trust

June 30, 2013

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2013, Trust records indicate that there are 126 registered shareholders and approximately 10,886 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVF.

44

Eaton Vance

Senior Income Trust

June 30, 2013

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2013, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2013, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

45

Eaton Vance

Senior Income Trust

June 30, 2013

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2013, with respect to one or more funds, the Board met eight times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twenty-one, five, nine and thirteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Senior Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior floating rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

46

Eaton Vance

Senior Income Trust

June 30, 2013

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider and appropriate benchmark indices, as well as a customized peer group of similarly managed funds approved by the Board. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2012 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2012, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund’s life. The Board considered that, at the request of the Contract Review Committee, the Adviser had implemented a series of permanent reductions in management fees beginning in May 2010, which include a further fee reduction effective May 1, 2013. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time.

47

Eaton Vance

Senior Income Trust

June 30, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 186 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2014. 3 years. Since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class II Trustee	Until 2015. 3 years. Since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2014. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class II Trustee	Until 2015. 3 years. Since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class III Trustee	Until 2013. 3 years. Since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman(A) 1940	Class I Trustee	Until 2014. 3 years. Since 2003.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

48

Eaton Vance

Senior Income Trust

June 30, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2015. 3 years. Since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2013. 3 years. Since 1999.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class III Trustee	Until 2013. 2 years. Since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class II Trustee	Until 2015. 3 Years. Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Scott H. Page 1959	President	Since 2007	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(2) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

49

Eaton Vance

Senior Income Trust

June 30, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.
(A)	APS Trustee.

50

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  A Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount. If applicable, a Fund may also redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and portfolio characteristics available on the Eaton Vance website after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

51

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

171-8/13	SITSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2012 and June 30, 2013 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/12	06/30/13
Audit Fees	$60,300	$64,850
Audit-Related Fees(1)	$23,330	$0
Tax Fees(2)	$18,390	$18,900
All Other Fees(3)	$1,240	$1,200

Total	$103,260	$84,950

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares and revolving credit agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the
“de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended June 30, 2012 and June 30, 2013; and (ii) the aggregate non-audit fees
(i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	06/30/12	06/30/13
Registrant	$42,960	$20,100
Eaton Vance(1)	$579,130	$261,151

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, John Redding and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page and Redding are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an EVM portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an EVM subsidiary (“BMR”). He is head of EVM’s Bank Loan Investment Group. Mr. Redding has been a portfolio manager since 2001 and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Scott H. Page
Registered Investment Companies	14	$30,054.4	0	$0
Other Pooled Investment Vehicles	7	$8,575.4	1	$304.4
Other Accounts	2	$1,520.3	0	$0

John P. Redding
Registered Investment Companies	1	$453.4	0	$0
Other Pooled Investment Vehicles	4	$6,903.6	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$100,001 - $500,000
John P. Redding	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock andr restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Income Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	August 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 9, 2013

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	August 9, 2013